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                                                                   EXHIBIT 10.28


                            1996 STOCK OPTION PLAN OF

                           CHILDREN'S WONDERLAND, INC.

         Children's Wonderland, Inc., a corporation organized under the laws of the State of California (the "Company"), hereby adopts this 1996 Stock Option Plan (the "Plan"). The purposes of this Plan are as follows:

         (1) To further the growth, development and financial success of the Company by providing additional incentives to its Independent Directors, Employees (as such terms are defined below) and consultants by assisting them to become owners of capital stock of the Company and thus permitting them to benefit directly from its growth, development and financial success.

         (2) To enable the Company to obtain and retain the services of the type of directors, employees and consultants considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options, including options that are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended.

                                    ARTICLE I

                                   DEFINITIONS

         1.1 General. Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular shall include the plural, where the context so indicates.

         1.2 Board. "Board" shall mean the Board of Directors of the Company.

         1.3 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.4 Committee. "Committee" shall mean the Compensation Committee of the Board, appointed as provided in Section 6.1.

         1.5 Company. "Company" shall mean Children's Wonderland, Inc. In addition, "Company" shall mean any corporation assuming or issuing new employee stock options in substitution for Options outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

         1.6 Employee. "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under
Section 3401(c) of the Code) of the Company or its subsidiaries, whether such employee is so employed at the time this
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Plan is adopted or becomes so employed subsequent to the adoption of this Plan, and includes employees who are directors or officers of the Company.

         1.7 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         1.8 Incentive Stock Option. "Incentive Stock Option" shall mean an Option which qualifies under Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

         1.9 Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

         1.10 Non-Qualified Option. "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

         1.11 Option. "Option" shall mean an option to purchase capital stock of the Company granted under the Plan. "Options" include both Incentive Stock Options and Non-Qualified Options.

         1.12 Optionee. "Optionee" shall mean an Independent Director, Employee or consultant to whom an Option is granted under the Plan.

         1.13 Plan. "Plan" shall mean this 1996 Stock Option Plan of the
Company.

         1.14 Secretary. "Secretary" shall mean the Secretary of the Company.

         1.15 Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

         1.16 Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of Optionee, as a consultant to the Company or a subsidiary, is terminated for any reason, with or without cause, including without limitation, resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

         1.17 Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship or directorship between the Optionee and



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the Company or its subsidiaries is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

         2.1 Shares Subject to Plan. The shares of stock subject to Options shall be shares of the Company's no par value Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 180,000.

         2.2 Annual Dollar Limits on Grants of Incentive Stock Options. The aggregate fair market value (determined as of the time the option is granted) of stock with respect to which "Incentive Stock Options" (within the meaning of Section 422 of the Code) are exercisable for the first time by any Employee in any calendar year (under the Plan and all other incentive stock option plans of the Company) shall not exceed $100,000.

         2.3 Unexercised Options. If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned or granted hereunder, subject to the limitations of Sections 2.1 and 2.2.

         2.4 Changes in Company's Shares. In case the Company shall (i) pay a dividend in shares of common stock or make a distribution in shares of common stock, (ii) subdivide its outstanding shares of common stock, (iii) combine its outstanding shares of common stock into a smaller number of shares of common stock, or (iv) issue by reclassification of its shares of common stock, other securities of the Company (including any such



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reclassification in connection with a consolidation or merger in which the
Company is the surviving corporation), the number of shares of common stock purchasable upon exercise of the Option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive the kind and number of shares of common stock or other securities of the Company which Optionee would have owned or have been entitled to receive after the happening of any of the events described above, had such Option been exercised immediately prior to the happening of such event or any record date with respect thereto. Such adjustment in the Option shall be made without change in the total exercise price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) but with any necessary corresponding adjustment in Option exercise price per share; provided, however, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. By way of example, if an Option to purchase 100 shares at an exercise price of $2.00 per share had been granted and a 2 for 1 stock split occurred, the number of shares purchasable upon exercise of such Option would be adjusted to 200 shares and the exercise price for each share subject to the Option would be reduced to $1.00 per share. An adjustment made pursuant to this Section 2.4 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. Any such adjustment made by the Committee shall be final and binding on the Optionee, the Company and all interested parties.

                                   ARTICLE III

                               GRANTING OF OPTIONS

         3.1 Eligibility. Any Independent Director, Employee or consultant of the Company shall be eligible to be granted Options, except as provided in Sections 3.3 and 6.1. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).

         3.2 Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing subsidiary unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

         3.3 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No Incentive Stock Option shall be granted to any person who is not an Employee.

         3.4 Granting of Options.

                  (a) The Committee shall from time to time, in its absolute discretion:




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                           (i) Determine which individuals are Independent
                  Directors, Employees or consultants, and select from among those persons (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options;

                           (ii) Determine the number of shares to be subject to
                  such Options granted to such selected persons, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

                           (iii) Determine the terms and conditions of such
                  Options, consistent with the Plan.

                  (b) Upon the selection of an Independent Director, Employee or consultant to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

                  (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

                  (d) When a person is initially elected to the Board and is then an Independent Director, each such new Independent Director automatically shall be granted an Option to purchase eleven thousand (11,000) shares of Common Stock (subject to adjustment as provided in Section 2.4) on the date of his or her election to the Board at an exercise price of 85% of the Fair Market Value (as defined in Section 4.2(b) herein). On each anniversary of his or her election to the Board, each Independent Director automatically shall be granted an Option to purchase five thousand (5,000) shares of Common Stock (subject to adjustment as provided in Section 2.4) at an exercise price of 85% of the Fair Market Value on such date. Members of the Board who are Employees who subsequently retire from the Company and remain on the Board will not receive an Option grant pursuant to this Section 3.4(d). All the foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan.




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                                   ARTICLE IV

                                TERMS OF OPTIONS

         4.1 Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "Incentive Stock Options" under
Section 422 of the Code.

         4.2 Option Price.

                  (a) The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share for an Incentive Stock Option shall not be less than 100% of the fair market value of such shares on the date such Option is granted, or 110% of the fair market value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, and that the price per share subject to a Non-Qualified Option shall not be less than 85% of the fair market value of such shares on the date such Option is granted.

                  (b) For purposes of the Plan, the fair market value of a share of the Company's stock as of a given date ("Fair Market Value") shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked price (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock on such date as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

         4.3 Option Vesting.

                  (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that (i) no Option granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six (6) months have elapsed from (but excluding) the date on which the Option was granted and (ii) the right to exercise shall vest at a rate of at least 20% per year over five years from the date the Option is



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granted. At any time after grant of an Option, the Committee (or the Board) may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests. Notwithstanding the foregoing, all Options granted to Independent Directors shall become exercisable in cumulative annual installments of 25% on each of the first, second, third and fourth anniversaries of the date of Option grant, and the term of each such Option shall be ten (10) years without variation or acceleration, except as provided in Section 4.5 and except that the Board may authorize the acceleration of Options granted to an Independent Director upon the retirement of an Independent Director.

                  (b) No portion of an Option which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee with respect to Options granted to Employees or consultants, in the Stock Option Agreement or in a resolution adopted following the grant of the Option.

                  (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

         4.4 Expiration of Options.

                  (a) No Incentive Stock Option may be exercised to any extent by anyone after the first to occur of the following events:

                           (i) the later of the expiration of ten (10) years
                  from the date the Option was granted (five (5) years in case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary) or the expiration of one year from the date of the Optionee's death; or

                           (ii) except in the case of any Optionee who is
                  disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one month from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said one-month period; or

                           (iii) in the case of an Optionee who is disabled
                  (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the



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                  date of the Optionee's Termination of Employment for any
                  reason other than such Optionee's death unless the Optionee dies within said three-month period.

                  (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable.

         4.5 Merger, Consolidation, Acquisition or Change in Control. In the event of the merger or consolidation of the Company with or into another corporation in which the Company is not the surviving corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets (collectively, a "Change Transaction"), Optionees shall thereafter be entitled, upon exercise of the Options, to receive the kind and amount of shares, other securities, cash or property receivable upon such Change Transaction by a holder of the number of shares of Common Stock which might have been purchased upon exercise of the Option immediately prior to such Change Transaction and shall have no other conversion rights. In any such event, effective provision shall be made in the certificate or articles of incorporation of the surviving corporation, in any contract of sale or conveyance, or otherwise, so that so far as appropriate and as nearly as reasonably may be, the provisions set forth herein for the protection of the rights of Optionees shall thereafter be made applicable. Anything provided in this Section 4.5 to the contrary notwithstanding, if upon the consummation of any such Change Transaction, or within a period of twelve (12) months thereafter, the Optionee's employment with the Company is terminated, or the Optionee fails to be re-elected as a director, as the case may be, then, upon such termination of employment or failure to re-elect Optionee as a director, as the case may be, the Option shall immediately fully vest and become exercisable as to all shares of Common Stock covered thereby, notwithstanding Section 4.3(a) or 4.3(b), and/or any installment provisions of such Option, and such Option shall be and remain exercisable for a period of sixty (60) days following such termination of employment or failure to be re-elected as a director, as the case may be.

                                    ARTICLE V

                               EXERCISE OF OPTIONS

         5.1 Person Eligible to Exercise. During the lifetime of the Optionee, only he or she or a legal representative thereof may exercise an Option granted to him or her, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 4.4, be exercised by his or her personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         5.2 Partial Exercise. At any time from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under Section 4.4, such Option or portion thereof may be exercised in whole or in part; provided, however that the Company shall not be required to issue fractional shares and the Committee may,



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by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

         5.3 Manner of Exercise. An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his or her office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 4.4:

                  (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee;

                  (b) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised. However, at the discretion of the Committee (or the Board, in the case of Options granted to Independent Directors), the terms of the Option may (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of common stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) subject to the timing requirements of Section 5.4, allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board, or (vi) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv) and (v). In the case of a promissory note, the Committee or the Board may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

                  (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                  (d) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.




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         5.4 Certain Timing Requirements. At the discretion of the Committee (or
Board, in the case of Options granted to Independent Directors), shares of common stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option exercise price or the tax withholding consequences of such exercise, in the case of persons subject to Section 16 of the Exchange Act, only
(i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of common stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes made at least six (6) months prior to the payment of such Option price or withholding taxes.

         5.5 Conditions to Issuance of Stock Certificates. The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) There is available an exemption from registration or other qualification of such shares under any state or federal securities laws, or there has been completed a registration or other qualification of such shares under any state or federal securities laws or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

                  (b) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

                  (c) The payment to the Company of all amounts which it is required to withhold under federal, state, or local law in connection with the exercise of the Option; and

                  (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

         5.6 Transfer Restrictions. The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to




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such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirements to give prompt notice of disposition.

         5.7 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders. The Company shall provide to each Optionee a copy of the Company's annual report when released to the Company's stockholders.

                                   ARTICLE VI

                                 ADMINISTRATION

         6.1 Compensation Committee. The Compensation Committee shall consist of at least two Independent Directors, appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board and may be replaced at any time by the Board. Vacancies in the Committee shall be filled by the Board.

         No person shall be eligible to serve on the Compensation Committee unless he is then a "disinterested person" within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Exchange Act, if and as such Rule is then in effect and an "outside director" for purposes of Section 162(m) of the Code. This paragraph may be waived for successive six (6) month periods by the Board of Directors.

         6.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt or amend such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Committee may accelerate the exercise date of any Option and determine the right of any person to exercise the rights on behalf of any Optionee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "Incentive Stock Options" within the meaning of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

         6.3 Majority Rule. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.



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         6.4 Compensation; Professional Assistance; Good Faith Actions. Members
of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination, or interpretation.

                                   ARTICLE VII

                                OTHER PROVISIONS

         7.1 Options Not Transferable. Options shall not be transferable except by testamentary will or the laws of descent and distribution, and shall be exercisable during an Optionee's lifetime only by the Optionee. Except as permitted by the preceding sentence, no Option granted under the Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and no such Option, right or privilege shall be subject to execution, attachment, or similar process. Upon any attempt to so transfer, assign, pledge, hypothecate or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such Option, right or privilege, the Option and such rights and privileges shall immediately become null and void.

         7.2 Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Committee, no action of the Committee may, except as provided in Section 4.5, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan, and no action of the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Notwithstanding the foregoing, the provisions of this Plan relating to Option grants to Independent Directors, including the amount, price and timing thereof, shall not be amended more than once in any six-month period other than to comport with changes, in the Code, the Employee Retirement Income Security Act, or the respective rules thereunder. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination



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of the Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

                  (a) The expiration of ten (10) years from the date the Plan is adopted by the Board; or

                  (b) The expiration of ten (10) years from the date the Plan is approved by the Company's stockholders under Section 7.3.

         7.3 Approval of Plan by Shareholders. This Plan will be submitted for the approval of the Company's shareholders within twelve (12) months after the date of the Board's initial adoption of the Plan. Incentive Stock Options may be granted prior to such shareholder approval; provided, however, that such Incentive Stock Options shall not be exercisable prior to the time when the Plan is approved by the shareholders; provided, further, that if such approval has not been obtained at the end of said twelve (12)-month period, all Incentive Stock Options previously granted under the Plan shall thereupon be canceled and become null and void.

         7.4 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option. Subject to the timing requirements of Section 5.4, the Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold shares of common stock (or allow the return of shares of common stock) having a Fair Market Value equal to the sums required to be withheld.

         7.5 Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.

         7.6 Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, any Option awarded to an Employee or Independent Director who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act that are requirements for the application of such exemptive rule, and this Plan shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of this Plan, any Option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.




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         7.7 Effect of Plan Upon Other Option and Compensation Plans. The
adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for employees of the Company or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation, or otherwise of the business, stock, or assets of any corporation, firm or association.

         7.8 Compliance with Laws. This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of common stock or Options granted or hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan or Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

         7.9 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

         7.10 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

         I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Children's Wonderland, Inc. as of September 18, 1996.





                                        ----------------------------------------
                                        Robert M. Wilson, Secretary




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